JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2020 (Unaudited)

Investments	Shares (000)	Value ($000)
COMMON STOCKS—97.6%

Apartments — 24.8%
American Homes 4 Rent, Class A, REIT	1,098	31,544
Camden Property Trust, REIT	632	62,427
Equity LifeStyle Properties, Inc., REIT	805	47,192
Invitation Homes, Inc., REIT	2,511	71,760
Mid-America Apartment Communities, Inc., REIT	550	69,443
Realty Income Corp., REIT	794	47,637
Sun Communities, Inc., REIT	425	59,142
UDR, Inc., REIT	2,206	84,849

		473,994

Diversified — 17.9%
CoreSite Realty Corp., REIT	310	38,827
Cushman & Wakefield plc*	609	9,081
Digital Realty Trust, Inc., REIT	235	31,706
Equinix, Inc., REIT	240	167,767
Weyerhaeuser Co., REIT	514	14,929
WP Carey, Inc., REIT	1,152	79,729

		342,039

Health Care — 11.9%
Healthcare Realty Trust, Inc., REIT	463	13,659
Healthpeak Properties, Inc., REIT	2,298	66,330
Ventas, Inc., REIT	1,725	82,666
Welltower, Inc., REIT	1,012	63,746

		226,401

Hotels — 5.1%
DiamondRock Hospitality Co., REIT	3,609	27,140
Hilton Worldwide Holdings, Inc.	182	18,910
Host Hotels & Resorts, Inc., REIT	3,102	43,516
Pebblebrook Hotel Trust, REIT	469	8,678

		98,244

Industrial — 13.9%
Americold Realty Trust, REIT	624	21,289
Prologis, Inc., REIT	2,042	204,311
Rexford Industrial Realty, Inc., REIT	619	29,648
Terreno Realty Corp., REIT	171	9,909

		265,157

Office — 10.0%
Boston Properties, Inc., REIT	753	73,935
Columbia Property Trust, Inc., REIT	213	2,981
Corporate Office Properties Trust, REIT	468	12,474
Cousins Properties, Inc., REIT	1,109	37,058
JBG SMITH Properties, REIT	1,252	38,473
VEREIT, Inc., REIT	3,657	25,926

		190,847

Regional Malls — 1.1%
Simon Property Group, Inc., REIT	265	21,881

Shopping Centers — 8.4%
Brixmor Property Group, Inc., REIT	3,431	52,387
Kimco Realty Corp., REIT	2,973	42,935
Weingarten Realty Investors, REIT	3,079	64,392

		159,714

Storage — 4.5%
Public Storage, REIT	380	85,400

TOTAL COMMON STOCKS (Cost $1,600,474)		1,863,677

SHORT-TERM INVESTMENTS — 1.4%

INVESTMENT COMPANIES — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 0.10%(a)(b)(Cost $27,893)	27,879	27,896

Total Investments — 99.0% (Cost $1,628,367)		1,891,573
Other Assets Less Liabilities — 1.0%		18,290

Net Assets — 100.0%		1,909,863

Percentages indicated are based on net assets.

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2020 (Unaudited) (continued)

Abbreviations
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2020.
*	Non-income producing security.

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,891,573	$–	$–	$1,891,573

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

For the period ended November 30, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2020	Shares at November 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.10%(a)(b)	$47,563	$790,652	$810,315	$3	$(7)	$27,896	27,879	$85	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2020.